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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) - March 15, 2007

                                HEALTHSPORT, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-23100                  22-2649848
          --------                      -------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               file number)           Identification No.)


                  7633 E 63Rd Place, Suite 220, Tulsa, OK 74133
                  ---------------------------------------------
                    (Address of principal executive offices)

                                 (877) 570-4776
                                 --------------
                          Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 1:   REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01:   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 31, 2007, Healthsport, Inc. (the "Company") entered into a Merger Agreement with Innozen, Inc. ("Innozen") and Innozen Acquisition Sub, Inc. ("Acquisition Sub"), a wholly owned subsidiary of the Company, all Delaware corporations. At the effective time and upon the terms and conditions of the Merger Agreement and in accordance with Delaware General Corporate Law, in exchange for 17,500,000 shares of the Company's common stock, Acquisition Sub will be merged with and into Innozen, after which, Innozen will become a wholly owned subsidiary of the Company and will continue as the surviving corporation and the separate existence of Acquisition Sub will cease.

Conditions precedent to effect the Merger include the Company shall have consummated the private placement of at least $6 million but not more than $12 million of its common shares at a price not less than $1.50 per share on the following timetable: (a) execution and delivery by the investors of subscription agreements for the minimum amount of the private placement by no later than February 15, 2007; and (b) the closing of the private placement by no later than February 28, 2007.

The agreement has been amended to extend the closing date to as late as April 30, 2007 and would require increasing the number of shares issued to Innozen in 250,000 share increments up to 18,250,000 depending upon the ultimate closing date of the private placement.

SECTION 9:   FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01:   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - No financial statements are filed herewith. The Registrant shall file any required financial statements by amendment hereto not later than 71 days after the date that the Merger is consummated and the related initial report on Form 8-K must be filed.

(b) Pro Forma Financial Information - Required proforma financial information will be filed by amendment hereto not later than 71 days after the date that the Merger is consummated and the related initial report on Form 8-K must be filed.

(c)   Exhibits -

      Exhibit 10.1 Amendment to Agreement and Plan of Merger by and among Healthsport, Inc., Innozen Acquisition Sub, Inc. and Innozen, Inc.

      Exhibit 99.1 March 20, 2007 press release by Healthsport, Inc. and Innozen, Inc.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HEALTHSPORT, INC.


                                     By /s/ Daniel J. Kelly
                                       --------------------------------------
                                       Daniel J. Kelly, Chief Executive Officer

Date: March 22, 2007